AQUILA CASCADIA EQUITY FUND
                Supplement to the prospectus dated April 30, 2002


         The Board of Trustees of the Fund has concluded that it will not be practical for the Fund to continue operations and has therefore approved submission to shareholders of a proposal to close the Fund, wind up its affairs and distribute its net assets to shareholders. The Fund will terminate operations as soon as practicable after authorization by shareholders. Until such time, the Fund's operations will continue, with such changes as management may consider are necessary and appropriate to carry out the proposal.

         Effective on July 3, 2002, the Fund will no longer offer shares to the public.

                   The date of this supplement is July 3, 2002